                                                                    Exhibit 99.8


                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, dividend payments and other distributions that may be made by the Company on shares of Common Stock issued upon the exercise of Rights may be subject to backup withholding and each Rights holder who either exercises or sells Rights should provide the Subscription Agent (as the Company's agent) with such Rights holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If such Rights holder is an individual, the TIN is his or her Social Security Number ("SSN"). If the Subscription Agent is not provided with the correct TIN in connection with such payments, the Rights holder may be subject to a $50.00 penalty imposed by the Internal Revenue Service (the "IRS").

     Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, such Rights holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31% of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9
------------------------------

     A person who is required to file an information return with the IRS must get your TIN to report, for example, income paid to you. Use Form W-9 to give your correct TIN to the payer (the person requesting your TIN) and, when applicable, (1) to certify that the TIN you are using is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding or (3) to claim exemption from backup withholding if you are an exempt payee. To prevent backup withholding, a Rights holder is required to notify the Subscription Agent of such Rights holder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a TIN).

     NOTE: If a payer gives you a form other than a W-9 to request your TIN, you must use the payer's form if it is substantially similar to Form W-9.

What Is Backup Withholding?
---------------------------

     Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     If you give the payer your correct TIN, make proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

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     1. You do not furnish your TIN to the payer, or

     2. The IRS tells the payer that you furnished an incorrect TIN, or

     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You did not certify to the payer that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You did not certify your TIN when required. See the chart below for details.

     Certain payees and payments are exempt from backup withholding and information reporting. See below.

What Number to Give the Subscription Agent?
-------------------------------------------

     Each Rights holder is required to give the Subscription Agent the SSN or Employer Identification Number ("EIN") of the record owner of the Rights. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

NOTE: All references herein to sections are to the indicated sections of the Internal Revenue Code of 1986, as amended.

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

                      PAYER'S NAME: [____________________]

SUBSTITUTE FORM W-9
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
Name:
      -----------------------------------------------------------------------

Business name, if different from above:
                                        -------------------------------------

Address (number, street and apt. or suite no.):
                                               ------------------------------

City, state and ZIP code:
                         ----------------------------------------------------

Check appropriate box: ___ Individual/Sole Proprietor ___ Corporation _______ Partnership ___ Other (Specify) _________

Requester's name and address (optional)

PART I: Taxpayer Identification Number (TIN)

Social Security Number: ________________________________
     OR
Employer Identification Number: _________________________
     OR
If awaiting TIN write "Applied For" and Complete Parts III and IV:
                                                                  -------------

List Account Number(s)
(Optional):
           ------------------------------------------------------------------

PART II : For Payees Exempt from Backup Withholding

For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

PART III : CERTIFICATION

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

                                                                 ,1999
----------------------------------------      -------------------
               Signature                              Date

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN
             THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9


PART IV : CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                        ,1999
-----------------------------------             ------------------------
            Signature                                       Date

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

                                                                   GIVE THE
FOR THIS TYPE OF ACCOUNT:                                  SOCIAL SECURITY NUMBER OF:
------------------------                                   -------------------------
-----------------------------------------------------------------------------------------------
1. Individual                                      The individual.
-----------------------------------------------------------------------------------------------
2. Two or more individuals (joint account)         The actual owner of the account, or, if
                                                   combined funds, any one of the individuals
                                                   /(1)/
-----------------------------------------------------------------------------------------------
3. Custodian account of a minor (Uniform           The minor /(2)/
   Gift to Minors Act)
-----------------------------------------------------------------------------------------------
4. (a) The usual revocable savings trust           The grantor-trustee /(1)/
       (grantor is also trustee)
   (b) So-called trust account that is not a       The actual owner /(1)/
       legal or valid trust under state law

-----------------------------------------------------------------------------------------------
5.  Sole proprietorship                            The owner /(3)/
-----------------------------------------------------------------------------------------------
6. A valid trust, estate, or pension trust         The legal entity (Do not furnish the
                                                   identifying number of the personal
                                                   representative or trustee unless the
                                                   legal entity itself is not designated in
                                                   the account title.) /(4)/
-----------------------------------------------------------------------------------------------
7. Corporation                                     The corporation
-----------------------------------------------------------------------------------------------
8. Association, club, religious, charitable,       The organization
   educational or other tax-exempt
   organization
-----------------------------------------------------------------------------------------------
9. Partnership                                     The partnership
-----------------------------------------------------------------------------------------------
10. A broker or registered nominee                 The broker or nominee
-----------------------------------------------------------------------------------------------
11. Account with the Department of                 The public entity
    Agriculture in the name of a public
    entity (such as State or local
    government, school district, or prison)
    that receives agricultural program
    payments
-----------------------------------------------------------------------------------------------

____________________
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.

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

(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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Section references are to the Internal Revenue Code.

Obtaining a Number.  If you don't have a taxpayer identification number or you
-------------------
don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding.  The following is a list of payees exempt
--------------------------------------
from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through
(7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through
(6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)  A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 400(F)(2).
(3)  The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)  An international organization or any of its agencies or instrumentalities.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:
   . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
      States and that have at least one nonresident partner.
   .  Payments of patronage dividends not paid in money.
   .  Payments made by certain foreign organizations.
   .  Section 401(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:
   . Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   . Payments of tax-exempt interest (including exempt interest dividends under section 852).
   .  Payments described in section 6049(b)(5) to nonresident aliens.
   .  Payments on tax-free covenant bonds under section 1451.

   .  Payments made by certain foreign organizations.
   .  Mortgage interest paid to you.


Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice.  Section 6109 requires you to give your correct taxpayer
-------------------
identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.
----------

   (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

   (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


                    FOR ADDITIONAL INFORMATION CONTACT YOUR
                TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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